Baxalta Incorporated Fourth Quarter 2015 Financial Results And Business Performance Update February 16 , 2016 th Exhibit 99.2

Baxalta Performance Update  |  Q4 2015  |  Page 2
Forward-Looking Statements And
GAAP Reconciliation
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This presentation includes forward-looking statements concerning expectations, prospects, estimates and other matters that are dependent upon future events or developments. Forward-looking statements
are
subject
to
a
number
of
risks
and
uncertainties,
many
of
which
involve
factors
or
circumstances
that
are
beyond
Baxalta's
control and which could cause actual results to differ materially from those in the forward-looking statements, including, but not limited to, the following: demand for and market acceptance of risks for new and existing products; product development risks; product quality or patient safety concerns; future actions of regulatory bodies and other governmental authorities, including the FDA and foreign counterparts;
failures with respect to compliance programs; future actions of third-parties, including payers; U.S. healthcare reform and other global austerity measures; pricing, reimbursement, taxation and rebate policies of government agencies and private payers; the impact of competitive
products
and
pricing,
including
generic
competition,
drug
reimportation
and
disruptive
technologies;
global,
trade
and
tax
policies; accurate identification of and execution on business development and R&D opportunities and realization of anticipated benefits;
fluctuations in supply and demand and the pricing of plasma-based therapies; the availability of acceptable raw materials and component supply; the inability to create timely production capacity or other manufacturing or supply difficulties; the ability to successfully achieve the intended results of the spin-off from Baxter International Inc.; the ability to enforce owned or in-licensed patents, or the patents of third parties preventing or restricting manufacture, sale or use of affected products or technology; the impact of global economic conditions;
fluctuations in foreign exchange and interest rates; any changes in law concerning the taxation of income, including income earned outside the United States; actions by tax authorities in connection with ongoing tax audits; breaches or failures of Baxalta’s information technology systems; loss of key employees or inability to identify and recruit new employees; the outcome of pending or future litigation; the adequacy of Baxalta’s cash flows from operations to meet its ongoing cash obligations and fund its investment program; the inability to complete the proposed
combination
with
Shire
plc
(Shire)
due
to
failure
to
obtain
the
approval
of
Baxalta’s
or
Shire’s
stockholders
or
the
failure
to
satisfy
other conditions to completion of the proposed combination; the failure to obtain regulatory approvals required for the proposed combination, or required regulatory approvals delaying the proposed combination or causing the parties to abandon the proposed combination; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement related
to
the
proposed
combination;
the
amount
of
the
costs,
fees,
expenses
and
charges
related
to
the
proposed
combination;
the
effect
of the announcement of the proposed combination on Baxalta’s client relationships, operating results and business generally, including without
limitation
the
ability
to
retain
key
employees;
the
potential
diversion
of
Baxalta’s
management’s
attention
resulting
from
the
proposed combination and of the combined company’s management’s attention resulting from integration issues after the proposed combination; and other risks identified in Baxalta’s Securities and Exchange Commission (SEC) filings, all of which are available on Baxalta’s website, as well as other risks related to the proposed combination identified in Shire’s respective filings with the SEC. This presentation reflects
management’s
views
as
of
February
16,
2016.
Except
to
the
extent
required
by
applicable
law,
we
undertake
no
obligation
to
update or revise any forward-looking statement.
Non-GAAP Financial Measures: The financial information included in this presentation includes financial measures that are not calculated in accordance with generally accepted accounting principles (GAAP). Reconciliations of the GAAP to non-GAAP financial measures can be found
on
slides
40
-
46.

Table Of Contents

Baxalta Performance Update  |  Q4 2015  |  Page 4
Achieving ~20 new product launches by 2020
•
Advancing the pipeline with key milestone achievements and 3 key approvals in
2015
•
Driving enhanced value from new products with 2015 sales of ~$300 million
Sustaining growth and value across the portfolio
•
Generating positive sales momentum across broad and diversified portfolio
•
Demonstrating compelling commercial, regulatory, operational & financial execution
Augmenting portfolio with disciplined M&A initiatives
•
Maximizing value with ONCASPAR leukemia portfolio acquisition
•
Accelerating innovation with strategic collaborations and partnerships
Creating value with compelling financial profile
•
Exceeding guidance in 2H 2015 across key financial metrics
•
Delivering strong Q4 2015 results with sales growth* of 10% (constant currency)
and adjusted EPS of $0.57**
*Growth
compares
to
2014
pro
forma
sales
**Financial
results
and
guidance
exclude
special
items
and
are
presented
on
an
adjusted
basis;
refer
to
slides
40
–
46
for
information
regarding
non-GAAP
measures
used
throughout
the
presentation
Strong Execution Validates Baxalta’s
Commitment To Enhancing Shareholder Value

Baxalta Performance Update  |  Q4 2015  |  Page 5
$2,840
$787
$1,750
$766
$87
Hemophilia
Inhibitor Therapies
Immunoglobulin Therapies
BioTherapeutics
Oncology
$6.2B
+10% cc
Capabilities
100+ countries of
operation
Leadership
$6 billion global
biopharmaceutical
leader
Value
~20
new product
launches expected
by 2020
2015 Sales By Product Category*
$ In Millions
2015 Sales By Geography*
$ In Millions
*Growth compares to 2014 pro forma sales; 1H 2015 results include pro forma adjustments
$3,315
$2,915
U.S.
International
$6.2B
+10% cc
Driving Sustainable Growth And Value

Baxalta Performance Update  |  Q4 2015  |  Page 6
Strong ADVATE and FEIBA
FY performance
ADYNOVATE approval and
launch in U.S.
VONVENDI U.S. approval
Advancing Gene
Therapy
programs
Enhanced supply position
Strong market acceptance
of HYQVIA
Acquired SuppreMol
innovative technology
Advanced two biosimilar
anti-TNFs in Phase III
Completed ONCASPAR
acquisition
Received EU approval of
ONCASPAR
Preparing to launch
ONIVYDE
Collaborating with
Symphogen
on
check-point
inhibitors
Hematology*
Q4 2015
FY 2015
Immunology*
Q4 2015
FY 2015
Oncology
Q4 2015
FY 2015
*Growth
is
at
constant
currency
and
compares
to
2014
pro
forma
sales;
1H 2015
results
include
pro
forma
adjustments
for
Immunology
Generating Positive Momentum Across Portfolio

Baxalta Performance Update  |  Q4 2015  |  Page 7
Exceeding Sales Expectations
Across All Product Categories
% Growth At Constant Currency
*FY 2015 original guidance does not include pro forma adjustments
**Growth compares to 2014 pro forma sales; 1H 2015 results include pro forma adjustments
FY 2015
Original
*
(Q1 Conference Call)
FY
2015
Guidance
**
(Q3 Conference Call)
FY 2015
Actual Results
**
Hemophilia
0%
-
2%
~3%
+4%
Inhibitor
Therapies
8%+
10% -
11%
+16%
Hematology
2% -
3%
~5%
+7%
Immunoglobulin
Therapies
6% -
8%
~9%
+9%
BioTherapeutics
2%
-
4%
~10%
+16%
Immunology
5% -
7%
~9%
+11%
Oncology
N/A
~$80M
$87M
Baxalta
~4%
~8%
+10%

Baxalta Performance Update  |  Q4 2015  |  Page 8
New Product
Launches By 2020
New Product Revenue
~$300 Million
2015 Actual Results
~$750 Million
2016 Guidance
Key Regulatory
Approvals
New Products In
Regulatory Review
20% IGSC
U.S./EU
ONIVYDE
EU
Our Pipeline Is Delivering Results

Baxalta Performance Update  |  Q4 2015  |  Page 9
ADYNOVATE
Launched in U.S.; met primary endpoint in Phase III pediatric study
VONVENDI
Received
U.S. regulatory approval
OBIZUR
Received EU
approval; recently launched in EU
BAX 826
Initiated
Phase I trial targeting once-weekly dosing regimen for hemophilia A
Gene
Therapy
FIX
Progressed Phase I/II open-label study (8 patients dosed)
HYQVIA
Initiated Phase III trial for patients with CIDP
20% IGSC
Submitted for U.S. and EU regulatory approval for PI
BAX 923
Initiated pivotal trial in chronic plaque psoriasis; met primary endpoint in PK study
BAX 2200
Met
primary
endpoints
in
Phase
III
trials
in
chronic
plaque
psoriasis
and
rheumatoid
arthritis
Sanquin
Received positive CHMP opinion
to begin production for EU for IG therapies
ONCASPAR
Received EU approval for use in
combination therapy to treat ALL
ONIVYDE
Submitted European MAA; FDA
approval granted to Merrimack
Symphogen
Established strategic collaboration
to accelerate
innovation in immuno-oncology
Oncology
Immunology
Hematology
Achieving Key Milestones

Baxalta Performance Update  |  Q4 2015  |  Page 10
~20 New Launches Expected By 2020
Indicates the product has been approved or launched
Oncology
Immunology
Hematology
ADYNOVATE and Oncology geographic expansion included; excludes additional externally-sourced assets
ONIVYDE
1   line Metastatic
Pancreatic Cancer
[EU]
ONIVYDE
Pancreatic Cancer
Post-Gemcitabine
[EU]
Etanercept
(BAX 2200)
[EU]
Adalimumab
(BAX 923)
[U.S. & EU]
Imalumab
(BAX 069)
Malignant Ascites
[U.S.]
ONIVYDE
1
line Gastric
Cancer
[EU]
IG 10% HYQVIA
CIDP
[U.S.]
rFVIIa
(BAX 817)
[U.S.]
rADAMTS13
hTTP
(BAX 930)
[U.S.]
Alpha-1
GvHD
[U.S.]
Imalumab (BAX 069)
3   line Metastatic
Colorectal
[U.S.]
ONCASPAR
Lyophilized
ALL
[EU]
Calaspargase
pegol
ALL
[U.S.]
20% IGSC
[U.S. & EU]
ADYNOVATE
(BAX 855)
[Japan]
ONCASPAR
ALL
[Japan]
ONIVYDE
Pancreatic Cancer
Post-Gemcitabine
[Japan]
EHL rFVIII
PSA
(BAX 826)
[U.S.]
2015
2016
2018 -
2020
2017
ONCASPAR
Lyophilized
ALL
[U.S.]
ADYNOVATE
(BAX 855)
[U.S.]
RIXUBIS
[EU]
VONVENDI
(BAX 111)
[U.S.]
FEIBA
Recon Reduction
[U.S.]
OBIZUR CHAWI
Surgery
[U.S.]
GT FIX
(BAX 335)
[U.S.]
ADYNOVATE
(BAX 855)
[EU]
OBIZUR
[EU]
ONCASPAR
ALL
[EU]
st
st
rd

Baxalta Performance Update | Q4 2015 | Page 11 Acquisitions Partnerships Advancing External Innovation Through Successful Partnerships And Acquisitions

Baxalta Performance Update  |  Q4 2015  |  Page 12
Leadership
•
Established $6 billion global biopharmaceutical leader focused on orphan diseases
•
Well
positioned
in
attractive
and
growing
markets
with
differentiated
therapies
•
Strong global channels and patient relationships and potential to broaden access in emerging markets
Capabilities
•
Leader in creating dynamic business models to improve patient access & utilization
•
Attractive business development and licensing partner
•
Best-in-class global biologic manufacturing network with proprietary technology platforms, such as gene therapy
Value
•
Robust and balanced
late-stage pipeline spanning core therapeutic disease areas
•
Driving acceleration in sales and profitability with ~20 new products by 2020
•
Attractive financial
profile with compelling cash flow generation and disciplined capital allocation approach
Baxalta: A Compelling & Unique
Investment Opportunity

Baxalta Performance Update | Q3 2015 | Page 2 Baxalta Q4 2015 Performance Update Innovation Highlights

Baxalta Performance Update  |  Q4 2015  |  Page 14
Building A Robust And Diverse Pipeline:
Key Programs*
Program
Pre-Clinical
Phase I
Phase II
Phase III
Reg. Review
Approved
EHL rFVIII PEG (BAX 855)
EU
Japan
U.S.
VONVENDI (BAX 111)
EU
U.S.
OBIZUR: Acquired Hemophilia A
EU
rADAMTS13 (BAX 930)
FIX Gene Therapy (BAX 335)
EHL rFVIII
PSA (BAX 826)
FVIII Gene Therapy (BAX 888)
Anti-TFPI: Hemophilia
20% IGSC: PID
U.S. & EU
HYQVIA: CIDP
Etanercept
(BAX 2200)
Adalimumab
(BAX 923)
Pivotal
Alpha-1 GvHD
Fc
RIIb
(SM101): SLE
Fc
RIIb
(SM2X1): Myasthenia Gravis
Fc
RIIb
(SM301): Allergic Asthma
ONCASPAR
EU
Calaspargase pegol
ONIVYDE: 2
nd
Line Pancreatic Cancer
EU
ONIVYDE: Gastric 1
st
Line
ONIVYDE: Pancreatic 1
st
Line
Imalumab
(BAX 069): Colorectal
Imalumab (BAX 069): Malignant Ascites
*Key Programs = programs with $200M+ peak sales potential

Baxalta Performance Update  |  Q4 2015  |  Page 15
Broadest Portfolio Of Hemophilia Treatments
Strength Of Hemophilia Portfolio
Delivers Sustainable Growth
•
EHL category represents ~35% of U.S.
patient share by 2020; ~45% by 2025
•
Non-factor therapies penetration
expected to be limited
-
Real-world efficacy and safety unknown
-
BXLT owns relevant IP in applicable
countries related to procoagulant
antibodies that bind FIX
-
Slower adoption OUS
-
Eclipsed by entry of gene therapy
•
Continued investment drives
hemophilia leadership beyond 2020
-
Gene Therapy: BAX 335 and BAX 888
-
Early stage SubQ
(e.g. anti-TFPI)
Focusing On The Most Important Goal: Bleed Protection
Portfolio Advancement Towards
Elevated & Sustained Factor Levels
ADVATE
Base
FVIII
ADYNOVATE
BAX 826
Extended
Half-Life
BAX 335
BAX 888
Gene
Therapy
>10% shown to be
associated with
decrease in annual
joint bleeds
>10% shown to be
associated with
decrease in annual
joint bleeds
den Uijl
IEM et al. Haemophilia. 2011, 17: 849-853; chart adapted from den Uijl, et al, 2011

Baxalta Performance Update  |  Q4 2015  |  Page 16
Transforming Hemophilia Care
With Gene Therapy
Gene Therapy Offers A Potentially Game-Changing Treatment Option For Patients
•
Elevated trough direct-factor replacement with multi-year re-dosing potential
•
Development hurdles include wider patient eligibility, immune response, and re-dosing options
•
Baxalta leadership based on AAV8 progress and IP strength
BAX 335 (FIX)
•
AAV8 technology with Padua transgene
yielding seven-fold increase in activity
•
8 patients dosed in clinic
-
FIX expression was observed in all patients
in medium to high dose cohort
-
1 patient demonstrated sustained 20% -
25% expression for more than 12 months
with no bleeding events
•
Expected launch timing: 2020
BAX 888 (FVIII)
•
Leveraging successful AAV8 technology
from FIX clinical trials with B-domain
deleted transgene
•
Expect to begin Phase I/II clinical trial
in 2016
•
Expected launch timing: 2023

Baxalta Performance Update  |  Q4 2015  |  Page 17
Additional Benefits Of FVIII May Not
Be Replicated By Mimetics
Non-Factor Approaches (i.e. ACE 910)
Face Important Safety And Efficacy
Limitations:
•
Lower affinity for FIXa
and FX compared to
FVIII
•
Only ~10% of the catalytic efficacy of FVIII
•
Does not bind to the platelet surface like
FVIII does
•
Caused non-neutralizing antibodies in 3 of
18 patients
In a primate model study,
hyperplasia and vascular
proliferation in the joint were found,
despite
the
presence
of
ACE
910
4
1
Kitazawa
et
al.
Nat
Med.
2012;18(10):1570-1574;
2
Soeda
et
al.
Poster
presented
at
WFH
World
Congress;
May
11-15;
Melbourne,
Australia;
3
Phase
1
study
of
ACE910
in
healthy
volunteers
and
hemophilia
A
patients;
4
Muto
et
al.
Blood
2014;
124(20):
3165-3171
FVIII Replacement Therapies Set
High Bar For Hemophilia Treatments
Inflammation
Vascular
Integrity
(aging
population)
Platelet
Function
Bone
Remodeling
Emerging
Hypothesis on
FVIII
Benefits
Beyond the
Bleed
1
2
1
3
Wound
Healing

Baxalta Performance Update  |  Q4 2015  |  Page 18
Introducing Novel SuppreMol
Treatments With Significant Potential
IgG Immune
Complex Scavenger
Fc
RIIB
Agonist
(IgG)
IgE
Competitive
Antagonist
Mechanism
Receptor fragment protein
binds to circulating immune
complexes
Monoclonal antibody binds to
inhibitory receptor to actively down
regulate immune response
Inhibits IgE
mediated
allergic response
Indications
Immune complex
mediated diseases
(e.g. SLE, IgA Nephropathy)
Autoimmune diseases with
antibody mediated or more
complex mechanisms
Allergies or allergic
response diseases
Development
Successful Phase IIa
study (SLE)
Pre-clinical
Exploratory R&D
Advancing innovation with novel technology platforms
Addressing patient populations with significant unmet need
Expanding breadth of Immunology business
Targeting attractive markets with significant revenue potential

Baxalta Performance Update  |  Q4 2015  |  Page 19
Exciting Oncology Growth Prospects
Value
Proposition
•
Integral component of many ALL
treatment guidelines
•
90% cure rate for children; 50% in young
adults; 30% in adults
•
High relapse rate in older patients
•
Standard of care in 1   line ALL therapy
for children in U.S. and Germany
•
Statistically significant survival benefit
-
5-FU/LV of 6.1 months versus 4.2 months
-
5-FU/LV of 3.1 months versus 1.5 months
•
Already in ESMO Guidelines
•
Manageable adverse event and toxicity
profile
Exciting
Potential
•
Annual sales trending at ~$200M
•
Accelerates Baxalta’s rapid entry into
Oncology; leverages global presence
•
Strengthens pipeline with additional
indications and NME
•
Complements current partnerships
•
Priority FDA approval in 6 months
•
Exclusive OUS rights
•
Over 15k gemcitabine-exposed mPaCa
patients in the EU5 (2   line)
•
Expand to 1   line treatment and
additional indications
Recent
Milestones
•
Completed acquisition
•
Granted EU approval
•
Granted U.S. approval
•
Filed in EU (2   line)
2020 Market
Opportunity
st
st
nd
nd

Baxalta Performance Update  |  Q4 2015  |  Page 20
2016 Pipeline Catalysts
Oncology
Immunology
Hematology
BAX 2200
Etanercept
(EU)
ADYNOVATE
(EU)
ADYNOVATE
(U.S. Pediatric)
Regulatory
Filings
Calaspargase Pegol
(Phase III Data)
Clinical
Advancements
BAX 923
(Pivotal: Last Subject
Dosed)
Gene Therapy FIX
(Phase II: Last Subject
Dosed)
Gene Therapy FVIII
(Initiate Phase I)
VONVENDI
Pediatric & Prophylactic
(Initiate Phase III)
20% IGSC
(U.S. & EU)
ADYNOVATE
(Japan)
ONIVYDE
Pancreatic 2    Line
(EU)
Product
Approvals
MyPKFiT
(U.S.)
BAX 826
(Initiate Phase I)
HYQVIA
CIDP
(Initiate Phase III)
Alpha-1
GvHD
(Initiate Phase III)
ONCASPAR
(EU)
Indicates the milestone has been achieved
nd
ONIVYDE
Pancreatic 1    Line
(Initiate Phase III)
st

Baxalta Performance Update | Q3 2015 | Page 2 Baxalta Q4 2015 Performance Update Financial Summary

Baxalta Performance Update  |  Q4 2015  |  Page 22
2H 2015 Adjusted Financial Results*
Q3 2015
Actual Results
Q4 2015
Actual Results
2H 2015
Actual Results
Sales ($ in Millions)
Growth**
$1,595
+13%
$1,763
+10%
$3,358
+12%
Gross Margin
61.9%
63.8%
62.9%
Operating Margin
31.2%
29.0%
30.1%
EBITDA Margin
34.4%
32.1%
33.2%
Tax Rate
22.1%
20.9%
21.5%
Diluted EPS
$0.56
$0.57
$1.13
*Financial results exclude special items and are presented on an adjusted basis;
refer to slides 40 -
46 for information regarding non-GAAP measures used throughout the presentation
**Growth rates are at constant currency and compare to 2014 pro forma sales

Baxalta Performance Update  |  Q4 2015  |  Page 23
Exceeding Guidance Across
Key Financial Metrics*
2H 2015
Guidance
(Investor Conference)
2H 2015
Guidance
(Q3 Conference Call)
2H 2015
Actual Results
Sales Growth**
2% -
3%
8% -
9%
12%
Gross Margin
58%
-
59%
~62%
63%
Operating Margin
~29%
~31%
30%
EBITDA Margin
~33%
~35%
33%
Tax Rate
23% -
24%
~23%
21.5%
Diluted EPS
N/A
$1.11 -
$1.13
$1.13
*Financial results and guidance exclude special items and are presented on an adjusted basis;
refer to slides 40 -
46 for information regarding non-GAAP measures used throughout the presentation
**Growth rates are at constant currency and compare to 2014 pro forma sales

Baxalta Performance Update  |  Q4 2015  |  Page 24
Driving Strong Financial Results:
Q4 And 2H 2015
Adjusted Sales Growth*
% Sales Growth At Constant Currency
Adjusted EPS**
$ Per Diluted Share
Guidance
Q4 2015
10%
2H 2015
12%
Guidance
Q4 2015
$0.57
2H 2015
$1.13
Guidance
Guidance
*Growth rates are at constant currency and compare to 2014 pro forma sales
**Financial results and guidance exclude special items and are presented on an adjusted basis;
refer to slides 40 -
46 for information regarding non-GAAP measures used throughout the presentation

Baxalta Performance Update  |  Q4 2015  |  Page 25
Enhancing Strong Gross Margin Profile*
2H 2015 Gross Margin
% Of Sales
58% -
59%
~62%
63%
55%
60%
65%
Investor
Conference
Guidance
Revised
Guidance
(Q3 Conference Call)
2H 2015
Actual
Results
Gross Margin Drivers
•
Favorable product mix driven by:
-
Strong sales of higher-margin therapies
-
ONCASPAR leukemia portfolio
acquisition
-
rFVIII share retention
•
Modest price improvements
•
Foreign currency hedge gains
Q4 2015 Gross Margin = 63.8%
*Financial results and guidance exclude special items and are presented on an adjusted basis;
refer to slides 40 -
46 for information regarding non-GAAP measures used throughout the presentation

Baxalta Performance Update  |  Q4 2015  |  Page 26
Investing To Accelerate Future Growth
R&D
Expense
•
Successfully meeting key milestones,
advancing clinical trials
•
Building out medical affairs and R&D
infrastructure
•
Balancing and prioritizing investments
across disease areas
•
Advancing novel therapies through
acquisitions and collaborations
SG&A Expense
•
Selectively expanding our specialty
sales force
•
Investing in marketing initiatives to
prepare and launch new products:
-
ADYNOVATE
-
VONVENDI
-
Oncology therapies
•
Integrating ONCASPAR leukemia
portfolio acquisition
•
Adding appropriate level of support
to global infrastructure
Building A Powerhouse
In Product Development
Transforming Into A
Leading Biotech Company

Baxalta Performance Update  |  Q4 2015  |  Page 27
Q1 2016 Financial Guidance
Guidance Reflects:
•
Building strong sales momentum
across all three businesses
•
Absorbing expected foreign currency
headwinds (i.e., lower hedge gains) in
gross margin with positive mix benefits
•
Investing to drive future growth
-
Benefiting from expanded specialty        sales
force
-
Preparing for new product launches
-
Building out Oncology and global
infrastructure
-
Prioritizing R&D investments
Q1 2016
Guidance*
Hematology
4% -
5%
Immunology
5% -
7%
Oncology
~$50Mw
Total Sales Growth
(Constant Currency)
8% -
9%
Total Sales Growth
(Actual Rates)
4% -
5%
Diluted EPS**
$0.44 -
$0.46
*Growth
rates
are
at
constant
currency
unless
indicated
otherwise
and
compare
to
2014
pro
forma
sales
**Financial
guidance
excludes
special
items
and
is
presented
on
an
adjusted
basis;
refer
to
slides
40
-
46
for
information
regarding
non-GAAP
measures
used
throughout
the
presentation

Baxalta Performance Update | Q3 2015 | Page 2 Baxalta Q4 2015 Performance Update Business Review

Baxalta Performance Update  |  Q4 2015  |  Page 29
Hematology
Positioned For Growth
•
Strengthening our hematology
leadership with broad portfolio of
treatment options
•
Building personalized care through
patient-centric innovation
•
Elevating access to treatment and
standards of care globally
•
Diversifying to transform care in
adjacent blood disorders
Extending Legacy Of
Leadership In Hematology
Strengthening
leadership and
sustainability
Differentiated
inhibitor portfolio
First recombinant
Von Willebrand
factor
Strong global
presence and growth
Hematology
FY 2015 Growth*
Q4 2015 Growth*
*Growth rates are at constant currency

Baxalta Performance Update  |  Q4 2015  |  Page 30
Hematology: Q4 And FY 2015 Results*
Hemophilia
•
Enhancing access and elevating standards
of care globally
•
Maintaining leadership with broad
portfolio of rFVIII
treatment options:
-
Q4 U.S. sales growth in high single digits
-
Successful U.S. ADYNOVATE launch (including
stocking orders)
-
Cumulative U.S. patient share loss of 3-4 points
-
Driving conversion in Brazil and Russia
Inhibitor Therapies
•
FEIBA growth driven by:
-
Robust demand and conversion to prophylaxis
-
New tender sales in developing markets
-
Favorable geographic mix and modest price
benefit
•
Contribution of OBIZUR for acquired
hemophilia A
Q4 2015
FY 2015
$ In
Millions
U.S.
Int.
Total
U.S.
Int.
Total
Hemophilia
$375
$425
$800
$1,339
$1,501
$2,840
Growth
+9%
+1%
+4%
+5%
+4%
+4%
Inhibitor Therapies
$85
$145
$230
$295
$492
$787
Growth
+25%
+8%
+14%
+35%
+9%
+16%
Hematology
$460
$570
$1,030
$1,634
$1,993
$3,627
Growth
+12%
+2%
+6%
+9%
+5%
+7%
*Growth rates are at constant currency

Baxalta Performance Update  |  Q4 2015  |  Page 31
9%
7%
9%
8%
2%
4%
7%
4%
0%
5%
10%
15%
20%
Q1 14
Q2 14
Q3 14
Q4 14
Q1 15
Q2 15
Q3 15
Q4 15
Hematology: Quarterly Sales Growth
Hemophilia
% Sales Growth At Constant Currency
9%
2%
17%
33%
18%
12%
22%
14%
0%
10%
20%
30%
40%
Q1 14
Q2 14
Q3 14
Q4 14
Q1 15
Q2 15
Q3 15
Q4 15
Inhibitor Therapies
% Sales Growth At Constant Currency

Baxalta Performance Update  |  Q4 2015  |  Page 32
Unique And Attractive Global FVIII Market
Distinct Market Characteristics
•
High brand loyalty and very low
patient turnover despite eight
competitors
•
Safety and efficacy are top
considerations
•
Trusted safety profile requires years of
real-world experience to establish
•
Individualized patient needs vary by
segment
•
Patients require significant dose
customization to achieve zero bleeds
•
Low patient switching due to concern
regarding inhibitor development
~
$6.5B
OUS
Established
Markets
OUS
Emerging
Markets
U.S.
PUPs
Prophylaxis
On
Demand
2014 Global FVIII Market

Baxalta Performance Update  |  Q4 2015  |  Page 33
Positioned To Grow And Lead EHL
•
ADYNOVATE launched in U.S. during Q4 2015
-
Single-digit price premium to ADVATE on an
annual cost of therapy basis
-
Manufacturing capacity in place to support launch
•
Strong IP Position
-
First approval of EHL product utilizing proprietary
PEG technology
-
Exclusive licenses to Nektar
Therapeutics FVIII
patents and patent applications
•
U.S. pediatric and EU filing expected in Q1
2016; no inhibitors in pediatric study to date
•
Japan approval expected in 1H 2016;
initiated PUP study in Q4 2015
ADYNOVATE: Blockbuster Potential
ADYNOVATE To Stabilize U.S. rFVIII
Patient Share
Based on ADVATE: global rFVIII leader
Extended
half-life
of
1.4
–
1.5
fold
Simple, twice-weekly dosing
95% reduction in median ABR; 40% zero bleeds
No patients developed inhibitors
Among fastest development in hemophilia A:
~4 years from Phase I to approval
Key Attributes

Baxalta Performance Update  |  Q4 2015  |  Page 34
Immunology
Positioned For Growth
•
Building leadership in global markets
characterized by robust demand
•
Capitalizing on a broad, differentiated
IG portfolio
•
Improving supply with flexible, cost-
effective capacity to support demand
•
Bolstering future growth with novel
treatments
Capitalizing On
Transformational Differentiation
FY 2015 Growth*
Q4 2015 Growth*
Immunology
Capitalizing on
transformational
differentiation
Bolstering future
growth with novel
treatments
Optimizing global
footprint with
flexible supply
Driving global
awareness and
demand
*Growth rates are at constant currency and compare to 2014 pro forma results; 1H 2015 includes pro forma adjustments

Baxalta Performance Update  |  Q4 2015  |  Page 35
Immunology: Q4 And FY 2015 Results*
Immunoglobulin Therapies
•
Enhancing penetration in under-
treated diseases
•
Improved supply position
•
Continued strength of HYQVIA
-
Increased share in PID segment; annual sales
run-rate approaching ~$150 million
-
Uptake supported by competitive gains; building
momentum in EU markets
-
Difficult growth comparison due to ~$35 million
stocking impact in Q4 2014
BioTherapeutics
•
Strong albumin growth, particularly in
China
•
Alpha-1 therapies benefiting from:
-
Specialty sales force focus
-
Improved reimbursement
•
Increased contract-manufacturing
revenues
Q4 2015
FY 2015
$ In
Millions
U.S.
Int.
Total
U.S.
Int.
Total
Immunoglobulin Therapies
$370
$103
$473
$1,350
$400
$1,750
Growth
+1%
+8%
+3%
+6%
+17%
+9%
BioTherapeutics
$69
$138
$207
$258
$508
$766
Growth
+11%
+28%
+22%
+6%
+21%
+16%
Immunology
$439
$241
$680
$1,608
$908
$2,516
Growth
+3%
+18%
+8%
+6%
+19%
+11%
*Growth rates are at constant currency and compare to 2014 pro forma results; 1H 2015 includes pro forma adjustments

Baxalta Performance Update  |  Q4 2015  |  Page 36
2%
3%
-2%
13%
9%
13%
12%
3%
-5%
0%
5%
10%
15%
Q1 14
Q2 14
Q3 14
Q4 14
Q1 15
Q2 15
Q3 15
Q4 15
Immunology: Quarterly Sales Growth
Immunoglobulin Therapies
% Sales Growth At Constant Currency
-11%
15%
21%
19%
24%
4%
14%
22%
-15%
-5%
5%
15%
25%
35%
Q1 14
Q2 14
Q3 14
Q4 14
Q1 15
Q2 15
Q3 15
Q4 15
Pro Forma BioTherapeutics*
% Sales Growth At Constant Currency
*2014 constant currency growth rates do not include pro forma adjustments

Baxalta Performance Update  |  Q4 2015  |  Page 37
Capitalizing On Transformational
Differentiation With HYQVIA
IGSC
~45%
IGIV
~55%
HYQVIA Source Of Patients
Internal Estimates
Global PID Indication: ~8% CAGR*
% By Route Of Administration In 2020
$3.0B
GGL
Cannibalization
~25%
Competitive IV/SC
~50%
Naïve
~25%
Capturing SubQ Leadership Position With HYQVIA By 2020
*2015
–
2020
CAGR

Baxalta Performance Update  |  Q4 2015  |  Page 38
Flexible And Cost-Effective Capacity
Supports Future Demand Growth
0
5
10
15
20
2015
2020
2025
8%+ CAGR
Cost-Effective Expansion
•
Disciplined investment in capacity to
support 8% annual growth in demand
•
Internal network combined with Sanquin
CMO provides cost-effective and flexible
network
•
Opportunities exist to expand footprint
beyond 2022 to support additional
growth
Baxalta Fractionation Capacity**
Liters In Millions
Los Angeles, CA
Netherlands
(Sanquin CMO)
Pisa & Rieti, Italy
Lessines, Belgium
Vienna, Austria
Covington, GA*
*Expected to be operational in 2018
**Capacity represents internal estimates

Baxalta Performance Update  |  Q4 2015  |  Page 39
Oncology
Positioned For Growth
•
Capitalizing on an attractive and growing
market
•
Focusing on orphan diseases and targeted
populations with significant unmet need
•
Collaborating with leading R&D partners
to provide differentiated treatment
options
•
Leveraging existing global commercial
capabilities and footprint
Building A Focused, Targeted
Oncology Business
FY 2015 Sales
Q4 2015 Sales
Oncology
FDA approval reflects
significance of unmet
medical need
Enhancing portfolio with
new chemical entities
Extracting value with
geographic and
indication expansions
Accelerating innovation
in immuno-oncology
Calaspargase
Pegol

GAAP To Pro Forma Non-GAAP Reconciliations

Baxalta Performance Update  |  Q4 2015  |  Page 41
Notice To Investors
Non-GAAP Financial Measures: The financial information included in these schedules includes financial measures that are not calculated in accordance with generally accepted accounting principles (GAAP). Reconciliations of the GAAP to non-GAAP financial measures can be found on pages 42 -
46. The non-GAAP financial measures include “adjusted
gross margin”, “adjusted operating income,” “adjusted EBITDA,” and “adjusted diluted earnings per share”. Non-GAAP financial measures may provide a more complete understanding of the Company’s operations and may facilitate an additional analysis of the Company’s results of operations, particularly in evaluating performance from one period to another. The Company has presented “adjusted operating income,” which excludes interest and other (income) expense and intangible asset amortization; and “adjusted EBITDA” which, in addition to the previous adjustments, also excludes depreciation expense. Additionally, the non-GAAP financial measures presented exclude the impact of certain special items, which are excluded because they are highly variable, difficult to predict, and of a size that may substantially impact the Company’s operations and can facilitate an additional analysis of the Company’s results of operations, particularly in evaluating performance from one period to another. Upfront and milestone payments related to collaborative arrangements that have been expensed as research and development (R&D) are uncertain and often result in a different payment and expense recognition pattern than internal R&D activities and therefore are typically excluded as special items. Intangible asset amortization is excluded to facilitate an evaluation of current and past operating performance, particularly in terms of cash returns, and is similar to how management internally assesses performance.
The Company’s management uses non-GAAP financial measures to evaluate the Company’s performance and provides them to investors as a supplement to the Company’s reported results, as they believe this information provides additional insight into the Company’s operating performance by disregarding certain nonrecurring items. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. In addition, these non-GAAP financial measures should not be considered in isolation, as a substitute for, or as superior to, financial measures calculated in accordance with GAAP, and the Company’s financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated.

Baxalta Performance Update  |  Q4 2015  |  Page 42
Pro Forma Sales Reconciliation: Q4 2015
% Growth @ Actual Rates
% Growth @ Constant Rates
U.S.
International
Total
U.S.
International
Total
U.S.
International
Total
U.S.
International
Total
Hemophilia
$375
$425
$800
$343
$491
$834
9%
(13%)
(4%)
9%
1%
4%
Inhibitor Therapies
85
145
230
68
153
221
25%
(5%)
4%
25%
8%
14%
Hematology
$460
$570
$1,030
$411
$644
$1,055
12%
(11%)
(2%)
12%
2%
6%
Immunoglobulin Therapies
370
103
473
366
113
479
1%
(9%)
(1%)
1%
8%
3%
Pro Forma BioTherapeutics
69
138
207
62
121
183
11%
14%
13%
11%
28%
22%
Pro Forma Immunology
$439
$241
$680
$428
$234
$662
3%
3%
3%
3%
18%
8%
Oncology
$45
$8
$53
$ -
$ -
$ -
N/M
N/M
N/M
N/M
N/M
N/M
Pro Forma Total Baxalta
$944
$819
$1,763
$839
$878
$1,717
13%
(7%)
3%
13%
8%
10%
% Growth @ Actual Rates
% Growth @ Constant Rates
U.S.
International
Total
U.S.
International
Total
U.S.
International
Total
U.S.
International
Total
Hemophilia
$1,339
$1,501
$2,840
$1,281
$1,703
$2,984
5%
(12%)
(5%)
5%
4%
4%
Inhibitor Therapies
295
492
787
219
525
744
35%
(6%)
6%
35%
9%
16%
Hematology
$1,634
$1,993
$3,627
$1,500
$2,228
$3,728
9%
(11%)
(3%)
9%
5%
7%
Immunoglobulin Therapies
1,350
400
1,750
1,272
405
1,677
6%
(1%)
4%
6%
17%
9%
Pro Forma BioTherapeutics
258
508
766
244
460
704
6%
10%
9%
6%
21%
16%
Pro Forma Immunology
$1,608
$908
$2,516
$1,516
$865
$2,381
6%
5%
6%
6%
19%
11%
Oncology
$73
$14
$87
$ -
$ -
$ -
N/M
N/M
N/M
N/M
N/M
N/M
Pro Forma Total Baxalta
$3,315
$2,915
$6,230
$3,016
$3,093
$6,109
10%
(6%)
2%
10%
10%
10%
Pro Forma Net Sales Reconciliations
% Growth @ Actual Rates
% Growth @ Constant Rates
U.S.
International
Total
U.S.
International
Total
U.S.
International
Total
U.S.
International
Total
BioTherapeutics
$69
$138
$207
$62
$87
$149
11%
59%
39%
11%
78%
50%
Pro forma MSA revenue
-
-
-
-
34
34
Pro Forma BioTherapeutics
$69
$138
$207
$62
$121
$183
11%
14%
13%
11%
28%
22%
% Growth @ Actual Rates
% Growth @ Constant Rates
U.S.
International
Total
U.S.
International
Total
U.S.
International
Total
U.S.
International
Total
BioTherapeutics
$258
$426
$684
$244
$303
$547
6%
41%
25%
6%
56%
34%
Pro forma MSA revenue
-
82
$82
-
157
157
Pro Forma BioTherapeutics
$258
$508
$766
$244
$460
$704
6%
10%
9%
6%
21%
16%
Q4 2015
Q4 2014
YTD 2015
YTD 2014
Q4 2015
Q4 2014
YTD 2015
YTD 2014

Baxalta Performance Update  |  Q4 2015  |  Page 43
Pro Forma Sales Reconciliation: Q3 2015
% Growth @ Actual Rates
% Growth @ Constant Rates
U.S.
International
Total
U.S.
International
Total
U.S.
International
Total
U.S.
International
Total
Hemophilia
$337
$390
$727
$318
$437
$755
6%
(11%)
(4%)
6%
7%
7%
Inhibitor Therapies
78
130
208
55
132
187
42%
(2%)
11%
42%
14%
22%
Hematology
$415
$520
$935
$373
$569
$942
11%
(9%)
(1%)
11%
9%
10%
Immunoglobulin Therapies
334
101
435
305
102
407
10%
(1%)
7%
10%
19%
12%
Pro Forma BioTherapeutics
64
127
191
60
121
181
7%
5%
6%
7%
18%
14%
Pro Forma Immunology
$398
$228
$626
$365
$223
$588
9%
2%
6%
9%
18%
13%
Oncology
$28
$6
$34
$ -
$ -
$ -
N/M
N/M
N/M
N/M
N/M
N/M
Pro Forma Total Baxalta
$841
$754
$1,595
$738
$792
$1,530
14%
(5%)
4%
14%
12%
13%
% Growth @ Actual Rates
% Growth @ Constant Rates
U.S.
International
Total
U.S.
International
Total
U.S.
International
Total
U.S.
International
Total
Hemophilia
$964
$1,076
$2,040
$938
$1,212
$2,150
3%
(11%)
(5%)
3%
5%
4%
Inhibitor Therapies
210
347
557
151
372
523
39%
(7%)
7%
39%
9%
17%
Hematology
$1,174
$1,423
$2,597
$1,089
$1,584
$2,673
8%
(10%)
(3%)
8%
6%
7%
Immunoglobulin Therapies
980
297
1,277
906
292
1,198
8%
2%
7%
8%
21%
11%
Pro Forma BioTherapeutics
189
370
559
182
339
521
4%
9%
7%
4%
18%
13%
Pro Forma Immunology
$1,169
$667
$1,836
$1,088
$631
$1,719
7%
6%
7%
7%
19%
12%
Oncology
$28
$6
$34
$ -
$ -
$ -
N/M
N/M
N/M
N/M
N/M
N/M
Pro Forma Total Baxalta
$2,371
$2,096
$4,467
$2,177
$2,215
$4,392
9%
(5%)
2%
9%
10%
10%
Pro Forma Net Sales Reconciliations
% Growth @ Actual Rates
% Growth @ Constant Rates
U.S.
International
Total
U.S.
International
Total
U.S.
International
Total
U.S.
International
Total
BioTherapeutics
$64
$127
$191
$60
$79
$139
7%
61%
37%
7%
81%
49%
Pro forma MSA revenue
-
-
-
-
42
42
Pro Forma BioTherapeutics
$64
$127
$191
$60
$121
$181
7%
5%
6%
7%
18%
14%
% Growth @ Actual Rates
% Growth @ Constant Rates
U.S.
International
Total
U.S.
International
Total
U.S.
International
Total
U.S.
International
Total
BioTherapeutics
$189
$288
$477
$182
$216
$398
4%
33%
20%
4%
48%
28%
Pro forma MSA revenue
-
82
82
-
123
123
Pro Forma BioTherapeutics
$189
$370
$559
$182
$339
$521
4%
9%
7%
4%
18%
13%
Q3 2015
Q3 2014
YTD 2015
YTD 2014
Q3 2015
Q3 2014
YTD 2015
YTD 2014

Baxalta Performance Update  |  Q4 2015  |  Page 44
GAAP To Non-GAAP Reconciliation:
Gross Margin
$ in millions
Q3 2015
Q4 2015
2H 2015
Gross Margin
$962
$1,082
$2,044
Gross Margin Percentage
60.3%
61.4%
60.9%
Adjustments for special items
                        25
                  42
                  67
Adjusted Gross Margin
$987
$1,124
$2,111
Adjusted Gross Margin Percentage
61.9%
63.8%
62.9%

Baxalta Performance Update  |  Q4 2015  |  Page 45
GAAP To Non-GAAP Reconciliation:
Operating Income And EBITDA
GAAP-to-Non-GAAP Reconciliation
Operating Income and EBITDA
$ in millions
Q3 2015
Q4 2015
2H 2015
Pre-tax Income
$354
$123
$477
Pre-tax Income Margin
22.2%
7.0%
14.2%
Adjustments for special items
                 140
                 366
                 506
Adjusted Pre-tax Income
                494
                489
                983
Adjusted Pre-tax Income Margin
31.0%
27.7%
29.3%
Remove: Net interest expense
                  23
                  22
                  45
Remove: Other (income) expense, net
                  (19)
                     1
                 (18)
Adjusted Operating Income
                498
                512
             1,010
Adjusted Operating Income Margin
31.2%
29.0%
30.1%
Remove: Depreciation
                   50
                   54
                 104
Adjusted EBITDA
$548
$566
$1,114
Adjusted EBITDA Margin
34.4%
32.1%
33.2%

Baxalta Performance Update  |  Q4 2015  |  Page 46
GAAP To Non-GAAP Reconciliation:
Diluted EPS
Q3 2015
Q4 2015
2H 2015
Diluted EPS
$0.45
$0.14
$0.59
Adjustments for special items
                  0.11
                  0.43
                  0.54
Adjusted Diluted EPS
$0.56
$0.57
$1.13

Baxalta has also presented guidance for Q1 2016 using the non-GAAP measure of Adjusted Diluted EPS.  Baxalta projects that Q1 2016 GAAP Diluted EPS would be lower than Q1 2016 Adjusted Diluted EPS by approximately $0.03 per diluted share, with a reconciling item of intangible asset amortization expense.